UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025 (August 5, 2025)

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MSCI Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich Street, 49th Floor, New York, New York 10007

(Address of principal executive offices) (Zip Code)

(212) 804-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MSCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Notes Offering

On August 8, 2025 (the “Closing Date”), MSCI Inc. (the “Company”) completed its previously announced public offering of $1.25 billion in aggregate principal amount of 5.250% senior unsecured notes due 2035 (the “Notes”), pursuant to an Underwriting Agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference), dated as of August 5, 2025, by and between the Company, J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the underwriters listed in Schedule 1 thereto.

The sale of the Notes was registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (File No. 333-277791) (the “Registration Statement”). The Notes were offered pursuant to a prospectus dated March 8, 2024 and a prospectus supplement dated August 5, 2025.

The Notes were issued pursuant to an Indenture (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of August 8, 2025, by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture (attached hereto as Exhibit 4.2 and incorporated herein by reference), dated as of August 8, 2025, by and between the Company and the Trustee.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement among MSCI Inc., J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the Underwriters listed in Schedule 1 thereto, dated August 5, 2025

4.1	Indenture between MSCI Inc. and Wilmington Trust, National Association, as trustee, dated August 8, 2025

4.2	First Supplemental Indenture between MSCI Inc. and Wilmington Trust, National Association, as trustee, dated August 8, 2025

4.3	Form of Global Note representing the Company’s 5.250% Notes due 2035 (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive File, embedded in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date:	August 8, 2025	By:	/s/ Henry A. Fernandez
		Name:	Henry A. Fernandez
		Title:	Chairman and Chief Executive Officer